EXHIBIT 25

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 FORM T-1

                 STATEMENT OF ELIGIBILITY UNDER THE TRUST
                  INDENTURE ACT OF 1939 OF A CORPORATION
                      DESIGNATED TO ACT AS TRUSTEE


           CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
        OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)  _________

             FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
          (Exact name of trustee as specified in its charter)

                                13-3781471
                             (I.R.S. Employer
                            Identification No.)


      100 Wall Street, New York, NY                             10005
   (Address of principal executive offices)                  (Zip Code)


                        For information, contact:
                       Dennis Calabrese, President
            First Trust of New York, National Association
                       100 Wall Street, 16th Floor
                           New York, NY  10005
                       Telephone:  (212) 361-2506


                        Boise Cascade Corporation
          (Exact name of obligor as specified in its charter)

     Delaware                                           82-0100960
     (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                     Identification No.)

     1111 West Jefferson Street                           83728-0001
     Boise, Idaho
    (Address of principal executive offices)              (Zip Code)

                             DEBT SECURITIES

Item 1.        General Information.

       Furnish the following information as to the trustee --

       (a) Name and address of each examining or supervising authority to which it is subject.

                        Name                               Address

               Comptroller of the Currency              Washington, D.C.

       (b)     Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2.        Affiliations with the Obligor.

       If the obligor is an affiliate of the trustee, describe each such affiliation.

               None.

Item 16.      List of Exhibits.

       Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

       Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

       Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to
                      Exhibit 3 of Form T-1, Registration No. 33-83774.

       Exhibit 4. By-Laws of First Trust of New York, National Association, incorporated herein by reference to
                      Exhibit 4 of Form T-1 Registration No. 333-34113.

       Exhibit 5.     Not applicable.

       Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

       Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 30, 1997, published pursuant to law or the requirements of its supervising or examining authority.

       Exhibit 8.     Not applicable.

       Exhibit 9.     Not applicable.


                                   SIGNATURE


       Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of November, 1997.

                                             FIRST TRUST OF NEW YORK,
                                               NATIONAL ASSOCIATION



                                             By:  /s/ Catherine F. Donohue
                                                    Catherine F. Donohue
                                                    Vice President

                                                       Exhibit 7


            First Trust of New York, National Association
                  Statement of Financial Condition
                            As of 9/30/97

                              ($000's)

                                                   9/30/97
Assets
  Cash and Due From Depository Institutions        $36,355
  Federal Reserve Stock                              3,467
  Fixed Assets                                         753
  Intangible Assets                                 76,047
  Other Assets                                       5,619
     Total Assets                                 $122,241


Liabilities
  Other Liabilities                                  7,592
  Total Liabilities                                  7,592

Equity
  Common and Preferred Stock                         1,000
  Surplus                                          120,932
  Undivided Profits                                 (7,283)
     Total Equity Capital                          114,649

Total Liabilities and Equity Capital              $122,241



To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, National Association



By:   /s/ Catherine F. Donohue
      Vice President

Date:  November 12, 1997